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Exhibit 10.20

                     SIXTH AMENDMENT, WAIVER AND DEFERRAL TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                      -------------------------------------

     SIXTH AMENDMENT, WAIVER AND DEFERRAL (this "AMENDMENT"), dated as of April 12, 1996, to the Amended and Restated Credit Agreement, dated as of January 20, 1994, a Second Amendment, dated as of February 10, 1995, a Third Amendment, dated as of May 10, 1995, a Fourth Amendment, dated as of November 22, 1995, and a Fifth Amendment, dated as of February 12, 1996 (as so amended, the "CREDIT AGREEMENT"), among the Ground Round, Inc. (the "FIRST BORROWER"), a Delaware corporation, GR of Minn., Inc., a Delaware corporation (the "SECOND BORROWER", and together with the First Borrower, the "BORROWERS"), the banks named therein (The "BANKS"), The Bank of New York, as Agent (the "AGENT") and Chemical Bank, as Co-Agent.

                             PRELIMINARY STATEMENTS:

     A. The Credit Agreement amended and restated the Amended and Restated Credit Agreement, dated as of April 26,1992, among the Borrowers, the banks named therein and Citibank, N.A., as original agent.

     B. The Borrowers have requested that the Agent and the Lenders waive the EBITDA covenant for the second quarter of fiscal year 1996.

     C. The Borrowers desire to amend the Credit Agreement to (i) permit the Borrowers to defer payment of the principal of the Tranche A Term Advances due and payable on April 15, 1996 to May 31, 1996, (ii) permit the Borrowers to defer payment of the proceeds of certain asset sales from April 15, 1996 to May 31, 1996, (iii) prohibit Eurodollar Rate Advances maturing after May 31, 1996, and (iv) terminate the remaining unused portions of the Revolving Commitments.

     D. The Lenders and the Agent are willing to grant the waiver and to amend the Credit Agreement with respect to the foregoing subject to the terms and conditions contained herein.

     E. Unless otherwise defined herein, all terms defined in the Credit Agreement shall be used herein as therein defined.

     In consideration of the covenants, conditions and agreement hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

SECTION 1.  Deferrals.
            ---------

     Subject to the satisfaction of the conditions set forth in Section 4 hereof and so long as no Event of Default shall have occurred and be continuing under the Credit Agreement, the Agent and the Lenders hereby agree to permit the Borrowers (a) to defer to May 31, 1996 the payment of the principal of the Tranche A Term


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Advances that are due and payable on April 15, 1996 and (b) to defer to May 31,
1996 the payment of 75% of Net Cash Proceeds of the sale of the two restaurants located at Madeira, Ohio and Worcester, Massachusetts, respectively, for application pursuant to Section 2.05 (b) (ii) of the Credit Agreement. The failure of the Borrowers to deliver to the Agent and the Lenders a business plan (in form and substance satisfactory to the Agent and the Lenders in their sole discretion) by April 30, 1996 shall constitute an immediate and automatic Event of Default (without the need for the giving of notice or lapse of time or both).

SECTION 2. Waiver.
           ------

     Subject to the satisfaction of the conditions precedent set forth in
Section 4 below, the Agent and the Lenders hereby waive the Borrowers' compliance with the EBITDA covenant in Section 5.01 (v) of the Credit Agreement for the second fiscal quarter of 1996 provided that EBITDA for such fiscal quarter shall not be less than ($800,000).

SECTION 3. Amendments to Credit Agreement.
           ------------------------------

     The Credit Agreement is, effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 4 below, hereby amended as follows:

     (a) Section 1.01 is hereby amended by inserting the following new definition.

          "'SIXTH AMENDMENT': means the Sixth Amendment, dated as of April 12, 1996, to this Agreement".

     (b) Section 1.01 is hereby amended by deleting subsection (e) at the end of the definition of "INTEREST PERIOD" and inserting in lieu thereof the following new subsection (e):

          "(e) notwithstanding anything to the contrary above, neither Borrower may select any Interest Period that ends after May 31, 1996."

     (c) Section 2.04 is hereby amended by inserting the following sentence at the end of subclause (a) thereof:

          "Notwithstanding anything to the contrary above, on the effective date of the Sixth Amendment, the Borrowers shall be deemed to have permanently reduced and terminated the unused portions of the Revolving Commitments of the Tranche A Lenders (ratebly in accordance with the Tranche A Lenders Revolving Commitment percentages) in an aggregate amount equal to $9,581.58, without notice of the Agent, and without penalty or premium to the Borrowers."

     (d) Section 2.07 is hereby amended by adding a new subsection (e) thereof to read as follows:



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          "(e) RESTRUCTURING FEE. The Borrowers agree to pay to the Agent for the account of the Lenders a fee in the amount of 3/8 of 1% of the amount of each Lender's Commitment as set forth in Schedule I hereto, payable on May 31, 1996."

SECTION 4. Conditions of Effectiveness.
           ---------------------------

     This Amendment shall become effective as of the date hereof, PROVIDED, that:

     (a) the Borrowers shall have paid to the Agent for the account of the Lenders the amendment fee referred to in Section 2.07 (d) of the Credit Agreement, and

     (b) the Agent shall have received counterparts of (i) this Amendment executed by the Borrowers, the Lenders and the Agent, (ii) the Consent appended hereto (the "CONSENT") executed by each of the Guarantors, and (iii) such other documents as the Agent shall reasonably request.

SECTION 5.  Representations and Warranties.
            ------------------------------

     The Borrowers hereby (a) reaffirm and admit the validity and enforceability
o the Loan Documents and all of their obligations thereunder, (b) agree and admit that they have no defenses to or offsets against any of their obligations to the Agent or any Lender under the Loan Documents, and (c) represent and warrant that there exists no Default or Event of Default and that the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof.

SECTION 6. Reference to and Effect on the Loan Documents.
           ---------------------------------------------

     (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby;

     (b) Except as specifically amended or waived above, the Credit Agreement and the Notes, and all other Loan Documents, shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the collateral Documents and all Collateral described therein shall continue to secure the payment of the obligations of the Borrowers thereunder, under the Credit Agreement, as amended hereby, and under the Notes and other Loan Documents; and

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor, except as provided herein, constitute a waiver of any provision of any of the Loan Documents.



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SECTION 7.  Costs and Expenses
            ------------------

     The Borrowers agree to pay on demand all reasonable costs and expenses of the Agent in connection with the arranging, preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and expenses of Zalkin, Rodin & Goodman, LLP, special counsel for the Agent, with respect thereto, and of local counsel, if any, who may be retained by said special counsel with respect thereto.

SECTION 8.  Counterparts.
            ------------

     This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be an original and all of which together shall constitute but one and the same document.

SECTION 9.  Governing Law.
            -------------

     This Amendment is intended to be performed in the State of New York and shall be construed and is enforceable in accordance with, and shall be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        THE GROUND ROUND, INC.

                                        By:
                                             -----------------------------------
                                             Name:  Michael R. Jorgensen
                                             Title: Senior V.P., CFO & Treasurer


                                        GR of MINN., INC.

                                        By:
                                             -----------------------------------
                                             Name:  Michael R. Jorgensen
                                             Title:  Vice President & Treasurer


                                        THE BANK OF NEW YORK,
                                         Individually and as Agent

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        CHEMICAL BANK, Individually and as
                                         Co-Agent

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


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                                        BANK OF AMERICA ILLINOIS

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        NBD BANK

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        CREDIT LYONNAIS NEW YORK BRANCH

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        CREDIT LYONNAIS CAYMAN ISLAND BRANCH

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title: